UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive office) (Zip Code)

(303) 993-5271

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 26, 2025, the Board of Directors (the “Board”) of CEA Industries Inc. (the “Company”) adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Bylaws were last amended in 2018 when the Company was named Surna, Inc. and its principal business was designing environmental systems for cannabis cultivation facilities. The Amended and Restated Bylaws modify and supplement the provisions relating to stockholder meetings and stockholder action by written consent to include provisions that are common among public companies today.

The Amended and Restated Bylaws include, among other things, the following changes:

Stockholder Action by Written Consent

●	Requiring that stockholders seeking to take action by written consent must deliver a sufficient number of consents to the Secretary of the Company at its principal executive offices within sixty (60) days of the earliest dated valid consent delivered with respect to the proposed actions;

●	Requiring that stockholders may not take action by written consent, except in response to a solicitation by the Board, unless a holder of record of voting shares of the Company has first submitted a proper written request to fix a record date for the determination of the stockholders entitled to consent to the actions, which proper written request must include, among other things, as to the stockholder requesting that the record date be fixed, certain related parties, and the actions proposed to be taken by written consent, the information that the advance notice provisions described below would require to be set forth in a notice of such actions as if they were to be considered for an annual meeting of stockholders;

●	Requiring the Board to fix the record date for the determination of the stockholders entitled to consent to the actions within ten (10) days of receiving a proper written request, and which record date must be no earlier than the date the Board adopts the resolution fixing the record date and no later than ten (10) days after such date;

●	Requiring that a stockholder who requests that a record date be fixed for the determination of the stockholders entitled to consent to the actions by written consent must comply with certain obligations, including providing certain supplemental information upon request of the Company, updating its request, and providing notice of material inaccuracies or changes in its request;

Special Meetings of Stockholders

●	Certain changes to the procedural mechanics for special meetings of stockholders called by stockholders, including the requirement that a stockholder first request that the Board fix a record date for the determination of the stockholders entitled to request that a special meeting be called, and the requirements that such requesting person and the stockholders calling the special meeting (except for certain solicited stockholders) must provide, as to such stockholders, certain related parties, and the actions proposed to be approved at the special meeting, the information that the advance notice provisions described below would require to be set forth in a notice of such actions as if they were to be considered for an annual meeting of stockholders;

Advance Notice Provisions

●	Adopting ‘advance notice provisions’ for the nomination of directors and proposal of business (other than proposals under Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at annual and special meetings of stockholders, including:

○	Requiring that such notice for an annual meeting be received by the Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, or earlier than the one hundred twentieth (120th) day, prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders, except for certain situations in which the meeting is advanced or delayed more than a specified number of days, in the event that an annual meeting was not held in the prior year, and with respect to the first annual meeting of stockholders held after the 2024 annual meeting of stockholders, in which case such notice must be received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public disclosure of the date of the meeting is first made by the Company;

○	Requiring that such notice for a special meeting be received by the Secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such special meeting and (ii) the tenth (10th) day following the day on which public disclosure of the date of the meeting is first made by the Company;

○	Requiring that the notice must include certain information about the stockholder giving notice, certain related parties, the proposed business, and the proposed nominees, including information about their ownership of the shares of common stock of the Company, BNB tokens, and derivative instruments related to the common stock and BNB tokens; and

○	Requiring the noticing stockholder to comply with certain obligations relating the notice and the annual meeting, including providing certain additional information upon request of the Company, updating its request, and providing notice of inaccuracies in its request;

Other Changes

●	Providing that no individual shall be eligible to be appointed or elected as a director unless he or she has, within ten (10) days following a reasonable request from the Board or any of its committees, made himself or herself available to be interviewed by the Board or any of its committees regarding his or her qualifications to serve as a director or other reasonably related matters;

●	Adopting an exclusive forum provision requiring that certain claims, including derivative actions and claims for breach of fiduciary duty in connection with the Company, be brought in certain state courts of Nevada, or federal court in Nevada if such state courts do not have jurisdiction; and

●	Certain other changes regarding stockholder meetings, including:

○	Authorizing the Board to designate the date and time of the annual meeting of stockholders;

○	Fixing the outside date for notice of a stockholder meeting as sixty (60) days prior to the date of such meeting;

○	Clarifying that a person presiding at a meeting of stockholders may adjourn such meeting whether or not a quorum is present; and

○	Clarifying that the Board may adopt rules for the conduct of the meeting of stockholders and, to the extent not inconsistent therewith, the person presiding at a meeting of stockholders may prescribe such rules for the proper conduct of the meeting.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On December 28, 2025, the Company issued a press release announcing the adoption of the Amended and Restated Bylaws, among other things. A copy of that press release is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws, dated December 26, 2025.
99.1	Press Release issued by CEA Industries Inc. on December 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEA Industries Inc.

Dated:	December 29, 2025	By:	/s/ David Namdar
		Name:	David Namdar
		Title:	Chief Executive Officer